SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 1, 2002

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of March 1, 2002 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS4)

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   333-82902                 51-0368240
 ------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

On March 28, 2002, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2002-QS4, pursuant to a Series Supplement, dated as of March 1, 2002, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                             Sequentially
Exhibit                                                        Numbered
Number                                                       Exhibit Page

10.1 Series Supplement, dated as of March 1, 2002, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.


                                           By:     /s/Randy Va Zee
                                           Name:   Randy Van Zee
                                           Title:  Vice President


Dated:  March 28, 2002

EXHIBIT 10.1

               Series Supplement, dated as of March 1, 2002, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.